          1.
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 24, 1999


                              TCC INDUSTRIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                      TEXAS
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


         1-7399                                           74-1366626
(COMMISSION FILE NUMBER)                      (IRS EMPLOYER IDENTIFICATION NO.)


                          7942 GREAT NORTHERN BOULEVARD
                               AUSTIN, TEXAS 78757
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE, INCLUDING ZIP CODE)


                                 (512) 419-7502
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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          2.

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         On December 24, 1999, the Registrant issued the press release attached as Exhibit 99.1 regarding the sale of 16.56% of TCC Industries, Inc.'s outstanding Common Stock.

ITEM 5.  OTHER EVENTS.

         On December 24, 1999, the Registrant issued the press release attached as Exhibit 99.1 regarding TCC Industries, Inc.'s financial condition.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   Exhibits.

         99.1  TCC Industries, Inc. Press Release dated December 24, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto dully authorized.

                                              TCC Industries, Inc.

Date:    January 20, 2000                     By: /s/ John I. Whiteley
                                                  -----------------------------
                                                      John I. Whiteley
                                                      Assistant Secretary


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          3.
                                  EXHIBIT INDEX
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

EXHIBIT
NUMBER                            DESCRIPTION
-------                           -----------

99.1              TCC Industries, Inc. Press Release dated December 24, 1999.
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